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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 OCTOBER 16, 1998

                                    COMPUSA INC.
            (Exact name of registrant as specified in its charter)

         Delaware                    001-11566                752261497
    (State or other                (Commission             (IRS Employer
     jurisdiction of                File Number)         Identification No.)
     incorporation)

           14951 North Dallas Parkway, Dallas, Texas       75240
            (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code:

                                  (972) 982-4000

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Item 5.  OTHER EVENTS.

     On October 16, 1998, CompUSA Inc. (the "Company") announced that the Company and its subsidiary, Computer City, Inc., had signed a definitive agreement to sell to Future Shop Ltd. substantially all of the assets associated with the seven Computer City, Inc. stores located in Canada. These stores were acquired as part of the acquisition of Computer City, Inc. from Tandy Corporation on August 31, 1998. This sale is subject to regulatory approvals and customary closing conditions. A copy of the October 16, 1998 press release relating to the foregoing is filed as Exhibit 99.1 to this Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired: Not applicable

     (b)  Pro Forma financial information: Not Applicable

     (c)  Exhibits:

          99.1  Press Release issued by CompUSA Inc. dated October 16, 1998.



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                                 SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 1998                 CompUSA Inc.

                                       By: /s/ Mark R. Walker
                                          ------------------------------------
                                          Mark R. Walker
                                          Senior Vice President -
                                            General Counsel










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                               INDEX TO EXHIBITS

Exhibit
Number                                Exhibit
-------       ---------------------------------------------------------------
 99.1         Press Release issued by CompUSA Inc. dated October 16, 1998.